                                                                    EXHIBIT 10.7

                                SECOND AMENDMENT

     SECOND AMENDMENT, dated as of November 30, 2001 (this "Amendment"), to the Credit Agreement, dated as of May 22, 2001, as amended by the First Amendment, dated as of June 20, 2001 (as further amended, supplemented or modified from time to time, the "Credit Agreement"), among Integrated Electrical Services, Inc., a Delaware corporation (the "Borrower"), certain financial institutions which are or may become parties thereto (the "Banks"), Credit Lyonnais and The Bank of Nova Scotia, as syndications agents, Toronto Dominion (Texas), Inc., as documentation agent, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

     WHEREAS, the Borrower has requested that the Administrative Agent and the Banks amend a certain provision of the Credit Agreement; and

     WHEREAS, the Administrative Agent and the Banks are willing to agree to the requested amendment on the terms and conditions contained herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

     II. Amendments to the Credit Agreement.

     1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "EBIT" in its entirety and by substituting, in lieu thereof, the following:

     "EBIT" means, with respect to any Person and for any period of its determination, the consolidated net income (excluding any extraordinary gains or losses) of such Person for such period, plus the consolidated interest expense and income taxes of such Person for such period, provided that, notwithstanding anything herein to the contrary, for the purposes of calculating EBIT, impairment to goodwill calculated in accordance with FASB Statement No. 142, Goodwill and Other Intangibles, shall be disregarded.

     2. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "EBITDA" in its entirety and by substituting, in lieu thereof, the following:

     "EBITDA" means, with respect to any Person and for any period of its determination, the consolidated net income (excluding any extraordinary gains or losses) of such Person for such period, plus the consolidated interest expense and income taxes of such Person for such period, plus the consolidated depreciation and amortization of such Person for such period, provided that, notwithstanding anything herein to the contrary, for the purposes of calculating EBITDA, impairment to goodwill calculated in accordance with FASB Statement No. 142, Goodwill and Other Intangibles, shall be disregarded.

     3. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Eligible Assignee" in its entirety and by substituting, in lieu thereof, the following:

     "Eligible Assignee" means, with respect to any assignment hereunder, at the time of such assignment, any commercial bank, financial institution or other entity which, in each case, has total assets of not less than $700,000,000 and which is approved by the Administrative Agent, the Swing Line Lender and the Issuing Bank, and, so long as no Default or Event of Default exists, is approved by the Borrower (in each case, such approval not to be unreasonably withheld).

     4. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Net Worth" in its entirety and by substituting, in lieu thereof, the following:


     "Net Worth" means, with respect to any Person and as of any date of its determination, the excess of (a) the assets of such Person over (b) the liabilities of such Person, provided that, notwithstanding anything herein to the contrary, for the purposes of calculating Net Worth, after September 30, 2001 impairments to goodwill calculated in accordance with FASB Statement No. 142, Goodwill and Other Intangibles, shall be disregarded.

     5. Section 1.3(a) of the Credit Agreement is hereby amended by adding the following at the end thereof:

          In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Majority Banks, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission.

     III. Conditions to Effectiveness. This Amendment shall become effective on the date the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Majority Banks.

     IV. General.

     1. Representations and Warranties. The representations and warranties made by the Borrower in the Credit Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, and no Default or Event of Default has occurred and is continuing.

     2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     3. No Other Amendments. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Administrative Agent and/or the Banks. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     4. Governing Law; Counterparts. (B) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       BORROWER:

                                       INTEGRATED ELECTRICAL SERVICES, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       ADMINISTRATIVE AGENT:

                                       JPMORGAN CHASE BANK, as Administrative
                                          Agent

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       BANKS:

                                       JPMORGAN CHASE BANK

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       CREDIT LYONNAIS, NEW YORK BRANCH,
                                          as Syndication Agent and as a Bank

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       THE BANK OF NOVA SCOTIA,
                                          as Syndication Agent and as a Bank

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       TORONTO DOMINION (TEXAS), INC.,
                                          as Documentation Agent and as a Bank

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       BANK OF SCOTLAND

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       FIRST BANK & TRUST

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       FIRSTAR BANK, N.A.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       MERRILL LYNCH CAPITAL CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       SOUTHWEST BANK OF TEXAS, N.A.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: